UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2009

TRANSWITCH CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreement

In connection with his election to the Board of Directors of TranSwitch Corporation (the “Company”), as further described in Item 5.02(d) below, the Company entered into an indemnification agreement with Dr. M. Ali Khatibzadeh.

The Indemnification Agreement supplements existing indemnification provisions of the Company’s Amended and Restated Certificate of Incorporation, as amended, and, in general, provides for indemnification to the maximum extent permitted by Delaware law, subject to the exceptions, terms and conditions provided in the Indemnification Agreement. The Indemnification Agreement also provides that the Company will advance to the indemnified person, if requested by an indemnified person, expenses incurred in connection with any proceeding arising out of such indemnified person’s service to the Company, subject to reimbursement by the indemnified person should a final judicial determination be made that indemnification is not available under applicable law, and that the Company may purchase and maintain insurance against any liability asserted against, and incurred by, the indemnified person arising out of their service to the Company, if such insurance is available on commercially reasonable terms.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on April 9, 2009 is and incorporated herein by reference

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Option Grant to the President and Chief Executive Officer

On December 9, 2009 (the “Date of Grant”), the Board issued, as provided for in the Employment Agreement dated November 5, 2009 by and between the Company and Dr. Khatibzadeh (the “Employment Agreement”), the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on November 12, 2009, a grant of 187,500 incentive stock options to purchase common stock, par value $0.001 per share (the “Common Stock”), to Dr. Khatibzadeh as President and Chief Executive Officer.   Such options have an exercise price of $2.43 which is equal to the closing price of the Company’s Common Stock as quoted on the Nasdaq Capital Market on the Date of Grant.  Such options began vesting on December 1, 2009 (the “Effective Date”) and vest annually in 25% tranches on the anniversary of the Effective Date over the following four years.  The option grant was made under the Company’s 2008 Equity Incentive Plan, as amended (the “2008 Plan”), pursuant to a stock option award agreement, the form of which was filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 as filed with the SEC on May 22, 2008 and is incorporated herein by reference.

Restricted Stock Unit Grants to the President and Chief Executive Officer

On December 9, 2009, the Board issued, as provided for in the Employment Agreement, a grant of 137,500 restricted stock units (“RSUs”) to Dr. Khatibzadeh, as President and Chief Executive Officer.   Such RSUs began vesting on the Effective Date and vest annually in 25% tranches on the anniversary of the Effective Date over the following four years.  The grant of RSUs was made under the Company’s 2008 Plan, pursuant to a restricted stock award agreement, the form of which was filed as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 as filed with the SEC on May 22, 2008 and is incorporated herein by reference

(d) Also on December 9, 2009, the Board elected Dr. Khatibzadeh as a Director of the Company, effective immediately.

Dr. Khatibzadeh has over twenty years of engineering and general management experience in the communications semiconductor industry. Prior to his appointment as President and Chief Executive Officer at the Company, he was Senior Vice President and General Manager of the RF Products Business Unit of Anadigics (NASDAQ: ANAD) from April 2009 to October 2009. He also served Anadigics as Senior Vice President and General Manager of the Wireless Business Unit from August 2005 to April 2009 and as Vice President of the Wireless Business Unit from June 2000 to August 2005.  Prior to Anadigics, Dr. Khatibzadeh was Director of Technology for Ericsson in its American Business Unit and Worldwide RF IC Design manager at Texas Instruments Wireless Communications Business Unit.

Dr. Khatibzadeh holds a Ph.D., M.S., and a B.S. in Electrical Engineering as well as a B.S. in Physics from North Carolina State University.

Item 8.01 Other Events.

On December 11, 2009, the Company issued a press release announcing that it had received notification from The Nasdaq Stock Market Listing Qualifications Department (“NASDAQ”) that, because the closing bid price of the Company’s common stock has been at or above $1.00 per share for at least 10 consecutive trading days, the Company has regained compliance with the minimum bid price requirement pursuant to Listing Rule 5550(a)(2) and the matter is now closed. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1
Form of Stock Option Award Agreement under the 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

10.2
Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

10.3
Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K (File No. 000-25996) as filed with the Securities and Exchange Commission on April 9, 2009).

	99.1	Press Release of TranSwitch Corporation, dated December 11, 2009, as filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

December 11, 2009	By:	/s/ Robert A. Bosi
Name: Robert A. Bosi
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Form of Stock Option Award Agreement under the 2008 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

10.2
Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 4.5 of the Company’s Registration Statement on Form S-8 (File No. 333-151113) as filed with the Securities and Exchange Commission on May 22, 2008).

10.3
Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K (File No. 000-25996) as filed with the Securities and Exchange Commission on April 9, 2009).

99.1	Press Release of TranSwitch Corporation, dated December 11, 2009, as filed herewith.